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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 3, 2005


                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


      CONNECTICUT                   2-46577                      06-0974148
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)              File Number)              Identification No.)


                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-112244, as amended), of Hartford Life Insurance Company, filed with the Securities and Exchange Commission on January 27, 2004 and amended on March 16, 2004, May 4, 2004, and July 27, 2004.

         (c)    Exhibits

 EXHIBIT
 NUMBER                          DESCRIPTION
 -------                         -----------

Exhibit 5.1     Opinion of Sidley Austin Brown & Wood LLP.

Exhibit 5.2     Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8       Opinion of Sidley Austin Brown & Wood LLP.

Consent 23.1    Consent of Sidley Austin Brown & Wood LLP (included in
                Exhibit 5.1 and Exhibit 8).

Consent 23.2    Consent of Counsel of Hartford Life Insurance Company
                (included in Exhibit 5.2).


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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                      HARTFORD LIFE INSURANCE COMPANY
                                      (REGISTRANT)

DATE:  MARCH 3, 2005                  BY: /S/ KEN A. MCCULLUM
                                      ------------------------------------------
                                      Name:  Ken A. McCullum
                                      Title: Vice President


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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                             DESCRIPTION
 -------                            -----------

Exhibit 5.1        Opinion of Sidley Austin Brown & Wood LLP.

Exhibit 5.2        Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8          Opinion of Sidley Austin Brown & Wood LLP.

Consent 23.1       Consent of Sidley Austin Brown & Wood LLP (included in
                   Exhibit 5.1 and Exhibit 8).

Consent 23.2       Consent of Counsel of Hartford Life Insurance Company
                   (included in Exhibit 5.2).